                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K

                                Current Report
                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934
                             the ("Exchange Act")

         Date of Report (date of earliest event reported): May 11, 2000


                                  i2corp.com
                                (the "Company")
             (Exact Name of Registrant as Specified in its Charter)


     Nevada                                         84-1423373
     (State or Other Jurisdiction                   (I.R.S. Employer
     of incorporation)                              Identification Number)


     5392 S. Eastern Avenue, Bldg. A-North
     Las Vegas, Nevada                              89119
     (Address of Principal Executive Offices)       (Zip Code)


                                 (702) 564-2240
              (Registrant's Telephone Number, Including Area Code)

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 8 CHANGE IN FISCAL YEAR

     Effective May 11, 2000 the Company has determined that it will change its fiscal year end from the date used in its most recent filings, June 30, to March 31. The Company intends to file the resulting required report for the applicable transition period when it files its Form 10-KSB, for the period ended March 31, 2000.

SIGNATURES:

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     i2corp.com

                                  By:  /s/ dee dee Molnick
                                           --------------------------------
                                  (Print name and title of signing officer)
                                   dee dee Molnick, President
                                   Dated: May 15, 2000